ABERDEEN INTERNATIONAL EQUITY FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on September 16, 2020, the Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved a change in the name of Aberdeen International Equity Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about December 1, 2020 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “Aberdeen Emerging Markets Sustainable Leaders Fund”.  In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

More information regarding these changes is included in the Supplement to the Fund’s Summary Prospectus, which is included with this notice.  Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Dated: September 23, 2020

ABERDEEN FUNDS

(the “Trust”)

Aberdeen International Equity Fund

(the “Fund”)

Supplement dated September 23, 2020 to the Fund’s Summary Prospectus dated February 28, 2020, as supplemented to date

On September 16, 2020, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen International Equity Fund to the Aberdeen Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about December 1, 2020 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from an international equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. to an emerging markets sustainable leaders strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.38% of the value of each shareholder’s investment. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2021 to February 28, 2022.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the Aberdeen International Equity Fund to the Aberdeen Emerging Markets Sustainable Leaders Fund (the “Emerging Markets Sustainable Leaders Fund”) and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Change in Fund Benchmark

On the Effective Date, the MSCI Emerging Markets Index will replace the MSCI All Country World ex-US Index as the Fund’s primary benchmark.  The Adviser believes that the MSCI Emerging Markets Index provides a more meaningful comparison given the geographic region of the Fund’s expected holdings for the Fund’s new strategy.

Expense Limitation Extension

The Trust and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 1.10% for all classes of the Fund until February 29, 2021. On the Effective Date, this contractual limit will remain at 1.10% for all classes of the Fund and will be extended for a term not to end before February 28, 2022 without the approval of the independent trustees of the Board.

Principal Investment Strategy and Principal Risk Changes

On the Effective Date, the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market companies that meet the Adviser’s sustainability criteria. Such securities include securities issued by emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of ESG risks and opportunities in accordance with the Adviser’s criteria.

On the Effective Date, the following will replace the section “Principal Strategies” in the Fund’s Summary Prospectus beginning on page 2:

The Emerging Markets Sustainable Leaders Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company’s ESG performance. The Adviser’s stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser’s research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to “quality”, the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating. Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data have:

•                  failed to uphold one or more principals of the UN Global Compact;

•                  an industry tie to controversial weapons;

•                  a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

•                  a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•                  a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or

•                  a revenue contribution from thermal coal extraction.

The Fund will measure compliance with its principal investment strategies at the time of investment except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser’s ESG criteria, the Adviser intends, but is not required, to sell such security.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria.

An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in an emerging market country;

•                  the company has its principal securities trading market in an emerging market country; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

On the Effective Date, the following risk factors will be added under “Sector Risk” in the section entitled “Principal Risks” in the Summary Prospectus beginning on page 3:

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

On the Effective Date, the following risk factor will be added in alphabetical order in the section entitled “Principal Risks” in the Summary Prospectus beginning on page 3:

Sustainable Investing Risk – The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such strategies. The criteria related to the Fund’s ESG strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

On the Effective Date, the first paragraph under the section entitled “Performance” in the Summary Prospectus beginning on page 4 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Dividends), a broad-based securities index, and the MSCI All Country World ex U.S. Index (Net Dividends) and the MSCI All Country World ex U.S. Index (Gross Dividends). Effective December 1, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI All Country Word ex U.S. Index (Net Dividends) as the Fund’s primary benchmark in connection with the Fund’s change in investment strategy. In connection with the change in investment strategy, the Fund also changed its name from the Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 does not reflect the Fund’s current investment strategy.  In addition, effective February 28, 2020, the MSCI All Country World ex U.S. Index (Net Dividends) replaced the MSCI All Country World ex U.S. Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as performance is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Portfolio Management Changes

On the Effective Date, the table under the section entitled “Portfolio Managers” in the Summary Prospectus beginning on page 5 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Fiona Manning, CFA®	Investment Director	2020
William Scholes, CFA®	Investment Director	2020
Peter Taylor, CFA®	Senior Investment Manager/Head of Corporate Governance	2020
David A. Smith, CFA®	Head of Corporate Governance, Asia	2020
Daniel Ng	Investment Analyst	2020

Please retain this Supplement for future reference.